Exhibit 99.2

INVESTOR PRESENTATION November 2025

DISCLAIMER AND OTHER IMPORTANT INFORMATION This presentation (this “Presentation”) is being furnished solely for the purpose of assisting the parties to whom it is addressed in making their independent evaluation with respect to a proposed business combination (the “Business Combination”) among Blue Acquisition Corp . (the “Blue”), Blockfusion USA, Inc . (“Blockfusion”) and Blockfusion Data Centers, Inc . (“Pubco” and together with Blue and Blockfusion, the “Parties”) . The provision of this Presentation shall not be taken as any form of commitment on the part of Blockfusion, Blue or Pubco to proceed with any negotiations of the Business Combination or any other transaction, and each of Blockfusion, Blue and Pubco reserve the right to discontinue discussions or negotiations regarding any transaction at any time for any reason or no reason . No Representations or Warranties No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of the information contained in this Presentation or any other information (whether written or oral) that has been or will be provided to you . In particular, no representation or warranty of Blue, Blockfusion, Pubco or their respective representatives is given as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any . To the fullest extent permitted by law, neither Blockfusion, Blue, Pubco nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, it errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . In addition, this Presentation does not purport to be inclusive or of all of the information necessary to make an evaluation of Blockfusion, Blue, Pubco or the Business Combination . Viewers of this Presentation should each make their own evaluation of Blockfusion, Blue, Pubco and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Nothing herein should be construed as legal, financial, tax or other advice . You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein . The general explanations included in this Presentation cannot address, nor is intended to address, your specific investment objectives, financial situations or financial needs . This Presentation contains certain unaudited financial information about Blockfusion and certain metrics and measurements based on such unaudited information, all of which information is subject to change based on the results of the PCAOB audit process being undertaken by Blockfusion in connection with the Business Combination, which is underway, as of the date of this Presentation . Forward - Looking Statements This Presentation (and any oral statements regarding the subject matter of this Presentation) contains certain forward - looking statements within the meaning of the U . S . federal securities laws with respect to the Parties and the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Pubco, Blockfusion, Blue, the Business Combination and statements regarding the anticipated benefits and timing of the completion of the Business Combination, the assets held by Blockfusion and by Blue, High - Performance Computing (“HPC”) and Artificial Intelligence (“AI”) workload data center and AI infrastructure trends, the anticipated business of Pubco, Blockfusion and the markets in which they operate, planned business strategies, including, without limitation, Blockfusion’s plans to transition its business to support HPC/AI customer needs, plans and use of proceeds, objectives of management for future operations of Blockfusion, expected operating costs of Pubco and its subsidiaries, the upside potential and opportunity for investors, Pubco and Blockfusion’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Blue’s public shareholders, and the Parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts . These forward - looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions ; but the Presentation may include other forward - looking information and data that are not preceded by any of the foregoing words . In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . Forward - looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties . Many factors could cause actual future events to differ materially from the forward - looking statements in this Presentation, including, but not limited to : the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Blue’s securities ; the risk that the Business Combination may not be completed by Blue’s business combination deadline ; the failure by the Parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Blue’s shareholders ; the failure of Pubco to obtain or maintain the listing of its securities on the Nasdaq Stock Market after closing of the Business Combination ; costs related to the Business Combination ; changes in business, market, financial, political and regulatory conditions ; risks relating to Pubco’s or Blockfusion’s anticipated operations and business, including, without limitation, Blockfusion’s plans to transition its business to become a HPC/AI data center (including, without limitation, the costs, timeline and risks associated therewith) ; risks related to increased competition in the industries in which Pubco and Blockfusion will operate ; risks that after consummation of the Business Combination, Pubco and Blockfusion experience difficulties managing its growth, expanding operations, or executing its strategies ; the outcome of any potential legal proceedings that may be instituted against Blockfusion, Blue, Pubco, or others following announcement of the Business Combination ; and those risk factors discussed in documents of Pubco, Blockfusion, or Blue filed, or to be filed, with the Securities and Exchange Commission (“SEC”) . November 2025 2 INVESTOR PRESENTATION

DISCLAIMER AND OTHER IMPORTANT INFORMATION (cont’d) The foregoing list of risk factors is not exhaustive . You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of Blue dated as of June 12 , 2025 and filed by Blue with the SEC on June 13 , 2025 , a registration statement on Form S - 4 that Pubco and Blockfusion intend to file in connection with the Business Combination, which will include a proxy statement of Blue, and other documents filed or to be filed by Blue and Pubco from time to time with the SEC, as well as the list of risk factors included on page 17 hereto . These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . There may be additional risks that neither Blue, Blockfusion, nor Pubco presently know or that Blue, Blockfusion, and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . Forward - looking statements speak only as of the date they are made . Readers are cautioned not to put undue reliance on forward - looking statements, and none of the Parties or any of their representatives assumes any obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise . None of the Parties nor any of their representatives gives any assurance that any of Blue, Blockfusion, or Pubco will achieve its expectations . Use of Projections This Presentation contains financial and operating forecasts . These unaudited financial projections have been prepared by Blockfusion’s management and include projected financial numbers, comparative metrics and analyses which are based on or derived from such forecasts, all of which are forward - looking statements to which the preceding sections of this disclaimer regarding forward - looking information apply and which represent information developed by Blockfusion’s management in October 2025 or as of earlier dates based on information publicly available as of such time about Blockfusion and other peer public companies . The forecasts have not been updated since the Presentation preparation date and may not be updated in connection with the Business Combination or otherwise . The forecasts also contain certain non - GAAP measures and metrics, as further described under the heading “Blockfusion Statement on Non - GAAP Measures” below . Additionally, aspects of the forecasts incorporate historical information about Blockfusion which is unaudited and has not been reviewed by Blockfusion’s or Blue’s independent auditors . Blockfusion’s or Blue’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the unaudited financial projections for the purpose of their inclusion in this Presentation, and accordingly, they do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation . These unaudited financial projections should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying the unaudited financial projections are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective unaudited financial projections . Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Blockfusion or that actual results will not differ materially from those presented in the unaudited financial projections . Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Industry and Market Data In this Presentation, Blockfusion, Blue and Pubco rely on and refer to certain information and statistics regarding the markets and industries in which Blockfusion competes . Such information and statistics are based on Blockfusion’s management’s estimates and/or obtained from third - party sources, including reports by market research firms and company filings . While Blockfusion believes such third - party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information . None of Blockfusion, Blue or Pubco has independently verified the accuracy or completeness of the information provided by the third - party sources . Each of Blue, Blockfusion and Pubco expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein . Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Blockfusion’s, Blue’s and Pubco’s use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but Blockfusion, Blue and Pubco will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . No Offer or Solicitation This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of Blockfusion, Blue, Pubco or any of their respective affiliates . No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended, or an exemption therefrom . Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein any representation to the contrary is a criminal offense . November 2025 3 INVESTOR PRESENTATION

DISCLAIMER AND OTHER IMPORTANT INFORMATION (cont’d) Participants in Solicitation Blockfusion, Blue and Pubco and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Blue’s shareholders in connection with the Business Combination . Investors and security holders may obtain more detailed information regarding the names and interests of Blue’s directors and officers in the Business Combination in Blue’s filings with the SEC, including Blue’s IPO S - 1 . To the extent that holdings of Blue’s securities have changed from the amounts reported in Blue’s IPO Form S - 1 , such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Blue’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus on Form S - 4 for the Business Combination, which has will filed by Pubco and Blockfusion with the SEC . Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination . Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Blockfusion, Blue and Pubco through the website maintained by the SEC at www . sec . gov . Company Statement on Non - GAAP Measures This Presentation contains certain financial forecasts, as further described under the heading “Use of Projections” above, prepared by Company management, which include certain non - GAAP measures and metrics, which are briefly described, together with such measures’ closets GAAP measures, as follows: Net Revenue (Non - GAAP): Net Revenue represents projected cash receipts from customer contracts excluding pass - through items such as utilities. These forecasts are prepared on a cash basis, meaning they reflect the timing and magnitude of expected cash inflows rather than accrual - based accounting results. The most directly comparable GAAP measure to Net Revenue is Revenue recognized under ASC 606, which would apply accrual accounting and straight - line recognition for long - term leases with escalators. Under GAAP, revenue is recognized when performance obligations are satisfied, regardless of when cash is collected, and would include adjustments for straight - lining of escalators. EBITDA (Non - GAAP): EBITDA refers to earnings before interest, taxes, depreciation, and amortization. It is calculated by starting with Operating Income and adding back non - cash charges such as depreciation and amortization. The most directly comparable GAAP measure to EBITDA is Operating Income, which includes non - cash items and accrual adjustments. Blockfusion’s management included the foregoing non - GAAP measures, instead of their closest GAAP measures, because Blockfusion’s management believes these cash - based measures provide a more meaningful view of the project’s liquidity and earnings power for evaluating investment decisions . GAAP measures incorporate accruals, straight - lining of escalators, and other adjustments that do not impact actual cash availability . Presenting GAAP measures would require significant assumptions about lease accounting and timing, which are not practicable to measure or predict at this stage of Blockfusion’s development and because Blockfusion’s management anticipated the transition to become an HPC/AI data center . November 2025 4 INVESTOR PRESENTATION

• Active in energy, including oil and gas, biofuels, electric power and batteries, finance and security Mina Janeska Senior Advisor • Founder and CEO of Nviso, specializing in energy - aligned data center investment and risk mitigation • Senior Real Estate Investment Executive across the UK, Europe and Asia - Pacific Wesley Clark Chairman • Four Star General (ret), and Supreme Commander of NATO (‘97 - ’00) • Board member of American Renewable Energy Institute (AREI) Ketan Seth Chief Executive Officer • 25 years of Investment Banking and Capital Markets experience, starting at Deutsche Bank • Has led investments in successful deals across the FinTech and Energy sectors • Previously advised data centers on funding and growth strategies David Bauer Chief Financial Officer • Over 15+ years experience operating companies in Sustainability and Financial Sectors • Former Co - Founder and CEO of GreenMatters • MBA in Quantitative Finance Nadim Qureshi Director • Former leader at WL Ross with extensive transactional experience • Led the successful deSPAC of Nexeo Solutions for Ross Acquisition Corp I • Previous board member of International Seaways, with expertise in global freight and energy supply chain volatility Kenneth Moritsugu Independent Director • US Surgeon General under President Bush • Chief Science and Medical Officer of the American Diabetes Association • Worldwide Chairman of the Johnson & Johnson Diabetes Institute Dino Ferrari Independent Director • President of the Ferrari Group for USA and Canada, a global leader in gold and jewelry logistics • Controls and operates vaults and digital vaults for precious jewelry across 4 continents Glenn Hill Senior Advisor • CEO of Studebaker Defense Group • CEO of the UN Security Council where he bridges energy development with National Security Strategy • Extensive Experience in International Business focusing on Intelligence, Defense and Mission Critical Support THE BLUE ACQUISITION CORP. TEAM November 2025 5 INVESTOR PRESENTATION

PROVEN SPONSOR WITH SPAC EXPERTISE PROVEN TRANSACTION EXECUTION With experience across multiple SPACs and M&A advisory roles, our team has a track record of successful deal structuring and closing GLOBAL STRATEGIC NETWORK Our team’s relationships across government, finance, and industry give us exclusive access to high - quality acquisition targets and influential partners BEYOND CAPITAL DEPLOYMENT We deliver more than funding — our team brings operational, strategic, and growth expertise that helps businesses scale and thrive post - acquisition SECTOR - SPECIFIC INSIGHT Our deep knowledge of renewable energy and data center ecosystems gives us a competitive edge in evaluating and unlocking long - term value November 2025 6 INVESTOR PRESENTATION

TODAY'S PRESENTERS

BLOCKFUSION™ + Blue Acquisition Corp.



Alex Martini

CEO, Director, Co-Founder

- Alex is Blockfusion's co-founder and has served as the Chief Executive Officer since the company's inception in 2019
- Brings over two decades of experience in investing and managing technology-driven ventures and infrastructure operations



Kant Trivedi

COO, Director, Co-Founder

- Kant is Blockfusion's co-founder and has served as the company Chief Operations Officer since the company's inception
- 20+ years of experience building and managing world-class data center operations
- Held senior leadership roles at Rogers Communications that supported revenue growth to over $1.9 billion



Ketan Seth

CEO

- Ketan has 25 years of Investment Banking and Capital Markets experience, starting at Deutsche Bank
- Has led investments in successful deals across the FinTech and Energy sectors
- Previously advised data centers on funding and growth strategies
- Ketan was previously employed as a Chief Executive Officer by Innovative Logistics Solutions Inc.



Alberto Pontonio

Special Advisor

- Alberto has 25+ years of financial services experience in the U.S. and Europe, holding senior roles at top firms
- He is a Senior Director at Roberts & Ryan and has been a director at Galileo Acq. Corp. (SPAC), ROC Energy Acq. Corp, Americas Technology Acq. Corp.
- Previously he was a Managing Director at Benjamin Securities and the head of Public Markets at Fifth Partners.

BLOCKFUSION™ INVESTOR PRESENTATION November 2025 7

TABLE OF CONTENTS 1 2 TRANSACTION STRUCTURE AND BUSINESS PLAN OVERVIEW 3 FINAL REMARKS 1 INVESTMENT HIGHLIGHTS 2 3 November 2025 8 INVESTOR PRESENTATION

1. INVESTMENT HIGHLIGHTS

BLOCKFUSION: POSITIONED FOR EXPECTED SIGNIFICANT VALUE CREATION


BLOCKFUSION™

☑ Prime facility with available capacity and clear expansion pathway

- 106MW site of which 50MW are energized and in operation today. Expansion available to meet accelerated cloud and AI-driven demand. Extensive proprietary pipeline of diligenced sites[1] across the US.

☑ AI-native infrastructure

- Following the HPC/AI Transition, the Niagara Facility is expected to be equipped to handle next-gen workloads from AI and advanced cloud solutions, intending to ensure long-term relevance in a rapidly evolving market

☑ Strategic positioning in high-growth cloud & AI sector

- Positioned to capitalize on the explosive growth of cloud computing and AI, sectors driving unprecedented demand for data center capacity

☑ Low-cost, sustainable energy advantage

- Access to low-cost energy offering expected operational efficiency, cost savings, and competitiveness. Sustainable energy is highly desirable to attract ESG-focused clients

☑ Proven management team

- Led by a highly experienced and visionary leadership team with a track record of successfully scaling data center operations and driving growth

Power | ***Credibility*** | ***Scale***

Note 1: "Diligenced sites" refers to locations that the Company has identified and is reviewing at varying stages of due diligence. "Proprietary" refers to the pipeline of prospective sites itself, which represents a proprietary asset assembled through the Company's internal sourcing process and business relationships. This pipeline is not generally available to the public or competitors and would be difficult to replicate due to the relationship-driven nature of the site identification and cultivation process.

BLOCKFUSION™ INVESTOR PRESENTATION November 2025 10

THERE IS AN UNPRECEDENTED LEVEL OF DEMAND FOR UPGRADED DATA CENTER SITES THAT BLOCKFUSION WILL BE ABLE TO ADDRESS USING THE PROCEEDS FROM THIS IPO Source: Core Scientific, Inc. Released Feb 26, 2025 Source: Applied Digital. Released Jun 2, 2025 & Aug 29, 2025 Source: Terawulf. Released Dec 23, 2024 Source: Datacenter Dynamics. Released Apr 23, 2025 & Apr 10, 2025 Source: Cipher Mining. Released Sep 25, 2025 Source: Terawulf. Released Aug 14, 2025 Source: Press releases, Company websites INVESTOR PRESENTATION November 2025 11

WHILE POWER CAPACITY IS CONSTRAINT IN MAJOR MARKETS, BLOCKFUSION SITE DELIVERS AVAILABLE CLEAN POWER AT COMPETITIVE RATES

Power generation capacity exists today… just not in the right places. Transmission grids globally remain capacity challenged. Near net transmission capacity is the key friction point, especially as renewables become a top priority for utility companies.

The challenge
Grid transmission shortfall


The Grid, particularly transmission lines and substations represents a bottleneck as data center capacity expands rapidly[1]

NYISO[2] Zone A overview

- **Blockfusion facility has reached 100% clean power consumption**
- **All-in power cost including curtailment credits under $0.06/kWh**

NYISO Zones A-E (Upstate NY) energy production by source – 89% zero emissions


1%
<1%
10%
8%
41%
39%
89% Zero-Emissions

2024 Production	GWh
Nuclear	27,073
Hydro	25,785
Wind	5,821
Solar	64
Other Renewables	731
Gas	6,583
Oil	23
Dual fuel (Oil/Gas)	570
Total	**66,650**

Blockfusion is developing a 106MW data center campus at its Niagara site

Source: DigitalBridge Investor Presentation 2024; Data Journey - Transmission Bottlenecks and The Impact on Data Center Growth; NYISO Power Trends 2025 - June 2, 2025
Note: 1. Illustration reflects management assessment. Note: 2. NYISO denotes the New York Independent System Operator, which oversees the state's power system and daily operations to distribute electricity supply.

BLOCKFUSION™ INVESTOR PRESENTATION November 2025 12

DATA CENTERS ARE EMERGING IN MORE REMOTE LOCATIONS, WHERE POWER IS STILL ABUNDENT AND GRIDS LESS STRAINED Source: McKinsey & Company - The Data Center Balance: How US States can navigate the Opportunities and Challenges; Niagara Falls Redevelopment LLC - Western New York has a once - in - a - lifetime opportunity, and Niagara Falls is at its center. INVESTOR PRESENTATION November 2025 13

THE NIAGARA FACILITY REPRESENTS A STRATEGIC DATA CENTER SITE FOR LOW-LATENCY, HIGH-DENSITY WORKLOADS

We believe proximity to major urban hubs positions Blockfusion's data center as a top-tier option for latency-sensitive operations.



Toronto
Boston
0.98ms
3.68ms
Blockfusion Facility
New York City
3.18ms

Note: Map represents the location of the Blockfusion facility and its distance in milliseconds from major urban areas. Millisecond is the standard unit of measure of the distance in networking latency

Site plan[2]



ADMIN
67 MW
2 - STORY DATA HALL
GEN. YARD
SUBSTATION

Blockfusion background

- **Founded in 2019, Blockfusion** is a next-generation data center operator strategically located **~90 miles from Toronto** and **~23 miles from Buffalo International Airport**—at the heart of a cross-border power and fiber corridor
- **Blockfusion** is developing a **106MW** data center campus at its Niagara site, with **50MW energized and operational**, expected to deliver **100% clean, zero-carbon power** for **AI, cloud, and high-density compute**
- **Key Highlights:**
  - **Low-cost, stable power:** NYISO[1] Zone-A offers one of North America's most reliable and cost-efficient power markets, offering expected predictable margins for 24/7 AI workloads
  - **100% clean & emission-free:** powered by hydro, nuclear, and renewables near the **2GW Robert Moses Hydroelectric Facility**. As part of its long-term sustainability strategy, Blockfusion is an **anchor subscriber** to a **5MW community solar project,** advancing renewable integration and reducing regional carbon intensity
  - **Proven reliability & prime location:** Niagara Falls site achieves **near 100% uptime,** surrounded by major HPC and semiconductor operators (**Tesla, Yahoo, Micron**) within New York's **SMART I-Corridor** innovation hub
  - **Scalable campus design:** owned and zoned property, reviewing adjacent parcels, potentially enabling **campus-scale growth** and **customer clustering**
  - **Connectivity & resilience:** multiple fiber providers servicing the facility, offering expected continuous operations, carrier diversity, and ultra low-latency network performance
- **Blockfusion** combines **clean energy, proven reliability, and scalable infrastructure,** positioning it as a **competitive and sustainable AI data center platform**

Source: Energy Mark and NYISO Power Trends 2025 - June 2, 2025; Note: 1. NYISO denotes the New York Independent System Operator, which oversees the state's power system and daily operations to distribute electricity supply; Note 2: Preliminary renderings, which are based on management projections, can be subject to change. Preliminary renderings may not reflect actual results. For illustrative purposes only.

BLOCKFUSION™ INVESTOR PRESENTATION November 2025 14

BLOCKFUSION IS PARTNERING UP WITH BEST - IN CLASS STRATEGIC VENDORS FOR THE HPC/AI TRANSITION THAT FOCUS ON HYPERSCALE DATA CENTER DESIGN AND ENGINEERING Designs, preliminary budgets, and construction timelines have been advanced, including redundancy planning at the utility substation level, which is mission - critical to hyperscale clients, and reduces execution risk Engineering status Strategic HPC/AI Transition Partners Preferred OEMs Note: Preliminary renderings, which are based on management projections, can be subject to change. Preliminary renderings may not reflect actual results. For illustrative purposes only. INVESTOR PRESENTATION November 2025 15

THE NIAGARA FACILITY POST HPC/AI TRANSITION IS DESIGNED TO HOST NEXT GENERATION AI WORKLOADS WITH 200kW COMPUTE LOADS PER GPU RACK Level 1 Design Level 2 Design Campus Aerial Campus Aerial Note: Preliminary renderings, which are based on management projections, can be subject to change. Preliminary renderings may not reflect actual results. For illustrative purposes only. INVESTOR PRESENTATION November 2025 16

10 0 80 70 60 50 40 30 20 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 BLOCKFUSION ANTICIPATES A SIGNIFICANT TIME - TO - MARKET ADVANTAGE GIVEN ITS POWER AVAILABILITY In - Service Year Duration IR to COD (Months) 25 - 75th percentile Median Duration Analyzed Interconnection Request (IR) Interconnection Agreement (IA) Commercial Operations (COD) 7 Site acquisition Development Connection Procurement Construction Design, Site Pre - Construction Construction Traditional greenfield DC Poten tially at least 4.5 yrs time advantage 0 1 2 3 4 5 6 Note 1: “Interconnection queue” refers to the formal process by which projects request and await approval to connect to the electric grid, including required technical studies and impact assessments; Note 2: “greenfield project” refers to the development of a new data center facility from the ground up on undeveloped land, requiring complete development of all critical systems and infrastructure; Note 3: HPC/AI Power capacity submitted into the interconnection queue 1 for approval and study has increased every year Wait times keep rising; now ~5 years 3,000 2,500 2,000 1,500 1,000 500 0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Entered queues in year shown Entered queues in earlier year Source: Lawrence Berkeley National Laboratory, April 2024 Capacity (GW) Illustrative conversion timeline: traditional greenfield DC 2 vs. Blockfusion HPC/AI Transition 3 opportunity (years) transition plan as designed in collaboration with Blockfusion’s strategic partners INVESTOR PRESENTATION November 2025 17

BLOCKFUSION IS POSITIONED TO TARGET THE FASTEST GROWING SEGMENT OF THE DATA CENTER SECTOR THAT WILL REQUIRE AN INCREMENTAL 120GW+ OF DATA CENTER CAPACITY

"Traditional" trends (core, cloud, other)[1]



Proliferation of Cloud
Increasing data volume
IT Outsourcing

Power required for US Traditional Workloads[2]:

2024-2035 CAGR	~6%
Power Infrastructure by 2035	~53GW

BLOCKFUSION™ Target segment

Artificial intelligence



Inferencing
ML/LLM

Power required for US HPC/AI Workloads[2]:

2024-2035 CAGR	~37%
Power Infrastructure by 2035	~123GW

Source: Deloitte "Can US infrastructure keep up with the AI economy?" - June 24, 2025

Note 1: Chart is for illustrative purposes only and is not drawn to scale. Note 2. Statistics show how power infrastructure for IT Workloads in the US will evolve by use-case. For example, power infrastructure used for "Traditional" use cases are expected to grow at a CAGR (compounded annual growth rate) of ~6% between 2024 and 2035 to achieve ~50GW by 2035.

BLOCKFUSION™ INVESTOR PRESENTATION November 2025 18

Server capex split by market segment $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Hyperscale cloud SPs Cloud (excl. top 4) Cloud (traditional and comms SPs) Cloud (AI specialized) Enterprises (billions) 2022 2023 2024 2025 2026 2027 2028 Source: LinkedIn post by Steven Kiernan, Vice President, referencing OMDIA Report, 2024. CAGR 32% AI Neocloud CAGR 22% CAGR 10% CAGR 93% CAGR 7% HYPERSCALERS AND EMERGING “NEO - CLOUD” SERVICE PROVIDERS ARE EXPECTED TO INVEST ~$1 TRILLION IN SERVERS BETWEEN 2026 - 2028 Comments • Rapid growth of new AI - focused cloud service providers ('AI Neoclouds’), could give birth to the next hyperscaler • CoreWeave, xAI, NexGen Cloud, Crusoe, Lambda, TensorDock, Taiga Cloud, TensorWave, and Groq are notable AI Neoclouds • AI Neoclouds expected to grow at a 93% CAGR over five years, significantly impacting the public cloud market • Amazon Web Services (AWS), Microsoft, Google, and Meta expected to lead in server capex spending • New breed AI specialized cloud service providers are increasing their investments at a faster rate than the top 4 • IT infrastructure vendors are refocusing their strategies to capture opportunities with these fast - growing, well - funded cloud service providers INVESTOR PRESENTATION November 2025 19

PROVEN MANAGEMENT TEAM



Alex Martini

CEO, Director, Co-Founder

- Alex is the Co-Founder and Chief Executive Officer of Blockfusion USA, Inc., a data center company powered by clean energy. He is also the Co-Founder and Chief Executive Officer of Blockfusion's wholly owned subsidiary, North East Data, LLC, a data center property located in Niagara Falls, New York, with 50 MW of installed and operating capacity. He has served in these capacities since the companies' formation in July 2019
- From 2017 to 2019, Alex was the Co-Founder and Chief Executive Officer of Blockfusion Technologies Inc., a Canadian venture backed by private investors focused on developing data center assets in Canada
- An early participant in the blockchain industry, Alex became active in the Bitcoin community in 2011 and later organized the New York City Bitcoin Meetup. In 2015, he was recognized by the United Nations Foundation for his contributions to innovation and social change
- Prior to his involvement in blockchain and data infrastructure, Alex held executive roles in the advertising technology sector, including serving as Chief Strategy Officer of Art of Digital, and earlier worked in the hospitality and live events industry in New York City

AURUM CONSOLIDATED MINING

UNITED NATIONS FOUNDATION



Kant Trivedi

COO, Director, Co-Founder

- Kant is Blockfusion's co-founder and has served as the company Chief Operations Officer since the company's inception
- 20+ years of experience building and managing world-class customer operations within the Tech., Tele., and Financial Services sectors
- Has held several senior leadership positions with Rogers Communications Inc. (TSX: RCI.B NYSE: RCI), where he authored and implemented the Rogers Enterprise Business Unit customer operations strategy and led award-winning teams responsible for Fixed land-line, mobile, data center, colocation, Cloud, and Internet of Things (IoT) supporting revenue growth to over $1.9 billion
- Kant holds an MBA from Queen's University. He has been involved with such charitable organizations as the United Way and sits on the board of several public companies

Coalition Greenwich
A division of CRISIL

ROGERS

look



Aber Whitcomb

Director

- Aber is the Founder and Chief Executive Officer of Salt AI, an artificial intelligence technology company. Whitcomb is a seasoned technology entrepreneur and engineer with a track record of building and scaling global digital platforms across social networking, gaming, and blockchain infrastructure.
- Prior to founding Salt AI, Aber was the Chief Technology Officer and Co-Founder of Jam City, Inc. (formerly SGN Games), a leading multi-platform mobile entertainment company. At Jam City, he oversaw the company's technology strategy, AI architecture, and infrastructure, enabling the global operation of its game portfolio and cross-platform development. Under his leadership, Jam City became one of the most successful mobile game publishers worldwide.
- Earlier in his career, Aber served as Chief Technology Officer and Co-Founder of MySpace, where he led all engineering and technical operations during the company's rapid global expansion. His work helped establish MySpace as one of the most significant social networking platforms of the early Internet era. In recognition of his technical leadership, InfoWorld named Whitcomb one of the Top 25 CTOs of 2009.
- Aber has co-founded and advised multiple ventures at the intersection of emerging technology and infrastructure. He served on the board of Core Scientific and a Co-Founder of i/o Ventures, an early-stage startup program emphasizing mentorship and founder development.
- Aber holds a degree from the University of Washington and was born and raised in Bellingham, Washington.

salt

CORE SCIENTIFIC

JAMCITY

myspace

i/o ventures

BLOCKFUSION™

INVESTOR PRESENTATION

November 2025

20

2. TRANSACTION STRUCTURE AND BUSINESS PLAN OVERVIEW

TRANSACTION SUMMARY[1]

Transaction Highlights

- Blockfusion is valued at a **$450 million pre-money equity value**
- The transaction seeks to raise ~**$200 million in gross proceeds, through a combination of trust proceeds and a common equity PIPE offering priced at $10.00/share**
- Existing Blockfusion shareholders will roll **100% of interest** and will retain at least **~60% of ownership** at close
- Post-Closing Surviving Company will have a dual class voting structure intended to provide decision-making continuity for certain significant Blockfusion shareholders

Illustrative Pro Forma Valuation

Illustrative Share Price	$10.00
Pro Forma Shares Outstanding	75.0
Pro Forma Equity Value	**$749.7**
(+) Pro Forma Debt	30.0
(-) Pro Forma Cash	185.6
Pro Forma Enterprise Value	**$594.1**

Sources and Uses

Sources ($M)		Uses ($M)	
Company Security Holder Rollover	$450	Company Security Holder Rollover	$450
Blue Cash in Trust	101	Rollover Net Debt	30
Rollover Net Debt	30	Cash to Balance Sheet	186
PIPE Proceeds	100	Estimated Transaction Expenses	15
Total Sources	$681	Total Uses	$681

Illustrative Pro Forma Ownership at Close



Blue Public, 16.1%
Blue Sponsor, 10.5%
PIPE Investors, 13.3%
Blockfusion Rollover Equity, 60.0%

Source: Company financials

(1) Pubco securities issuable at Closing to Blockfusion security holders will have an aggregate value of $450M, inclusive of options and warrants issuable in respect of Blockfusion rolling options and warrants; Assumes 50% redemptions; Includes 12.1M BACC public shares (inclusive of 2.0M shares underlying public rights), 45.0M Blockfusion shares, 10.0M PIPE shares, 7.1M founder/advisor shares, 0.7M Private Placement shares (inclusive of 0.06M shares underlying private rights), 0.2M underwriter representative shares.

BLOCKFUSION™ INVESTOR PRESENTATION November 2025 22

BLOCKFUSION MANAGEMENT FORECASTS Net Revenues, $M EBITDA, $M Revenue and EBITDA Forecasts prepared by Blockfusion Management as of October 2025 which incorporate the following key assumptions: • Business Combination (BC) is consummated 2026H1, resulting in $175 - 200M net proceeds to Blockfusion (BF), which amount is sufficient to carry out planned initial Year 1 HPC/AI transition steps while BF winds down Tier 1 activities/revenues. • HPC/AI transition is executed in accordance with, and on timelines set forth in, BF Development Plans developed with Gensler, JBB, Tomasetti, including execution of “core” engineering, construction and facility development over 14 - 16 month period. • Blockfusion has access to sufficient capital to carry out the BF Development Plans, through combination of proceeds, if any, from BC, customer pass - throughs or funding, if any, and additional financing; including, without limitation, estimated capex for “core” build of at least $900M, excluding expansion/acquisition costs (Est. Transition CapEx Reqts for Yrs 1 - 3: $150.5M, $526.2M and $229.7M, dropping to est. $1.6M annually thereafter). • BF attracts and retains at least one long - term colocation lease on standard pricing (as of 10/25, subject 3% annual lease rate escalator) and other terms by Year 2 of the forecast period, generating revenues thereunder which increase as new, fully scaled facility comes online and expansions consummated. • Between Years 2 - 3, BF expands/builds out adjacent land parcels and/or consummates other identified expansion opportunities at development costs of approximately $10M/MW, plus acquisition costs, such that the by Year 3 of Forecast Period (FP), BF deploying 85 MWs to client offtakers. • Utilities costs to BF remain relatively constant during FP; operating costs increase 2% annually; direct costs/ SG&A and other WC expenses covered by revenues generated or client pass - throughs . 3 8 98 156 160 2026E 2027E 2028E 2029E 2030E 75 128 132 (12) 2026E (9) 2027E 2028E 2029E 2030E Forecasts prepared by BF Management are unaudited, forward - looking, are presented solely for illustrative purposes and incorporate numerous additional assumptions, some or all of which may prove inaccurate. The BF HPC/AI Transition may not be successful or may take longer and cost more than currently predicted and if effectuated, may have less favorable results than Forecasts suggest. Readers are urged not to place undue reliance on Forecasts and to review further information regarding assumptions incorporated therein in the S - 4 registration statement to be filed in connection with the Transaction. Forecasts prepared using cash - based forecasting methodology and exclude non - cash items such as depreciation and amortization. See Slide 3 - 4 for further information regarding forward - looking statements and use of non - GAAP measures. INVESTOR PRESENTATION November 2025 23

COMPARABLE COMPANIES ANALYSIS

This comparison reflects forward-looking stabilized earnings power total enterprise value (TEV) to forecasted EBTIDA values, intended to illustrate potential at stabilized states. Includes CY2026E EBITDA of peers and Blockfusion's estimated 2030 run-rate EBITDA after a lease sign/at lease stabilization — the point at which investors typically price platforms.

TEV / EBITDA CY 2026



BF
Leased HPC DCs
Traditional DC Operators
HPC DCs without Leases
TEV
$480mm
$9.0bn
$7.6bn
$8.3bn
$6.4bn
$73.3bn
$97.0bn
$1.8bn
$4.2bn
$3.4bn
$0.8bn
$4.1bn
$18.3bn
$4.2bn
$1.1bn
Multiple Based on RR EBITDA1 For Reference
3.6x1
45.8x
28.8x
23.2x
30.1x
Average: 29.4x
20.2x
19.3x
Average: 19.7x
13.6x
10.0x
6.4x
3.2x
20.9x
13.2x
14.3x
10.5x
Average: 11.8x
BLOCKFUSION
APPLIED DIGITAL
Cipher Mining
TERAWULF
DIGITAL REALTY
EQUINIX
bitf
BITDEER
CleanSpark
HIVE
HUT 8
IREN
RIOT
WHITEFIBER

Source: Capital IQ (11/11/25) for broker consensus EBITDA 2026E figures and stock prices, latest SEC Filings for calculating total enterprise values
Note 1: Calculated using estimated 2030 EBITDA of $132mm, derived from Blockfusion management forecasts described on preceding slide, subject to numerous assumptions and qualifications set forth on slides 2-4. Estimated 2030 Run-Rate EBITDA for future Blockfusion HPC/AI business assumes successful implementation of the Company's development plans, capital access, lease offtake and numerous other assumptions. Actual results may differ.

BLOCKFUSION INVESTOR PRESENTATION November 2025 24

3. FINAL REMARKS

THE BLOCKFUSION OPPORTUNITY: THE RIGHT PLATFORM, THE RIGHT TIME x Scalable, AI - grade capacity — ready to be developed now, not years from now. x Clean, low - cost power and strategic location near major tech hubs. x Proven management team with a track record of building and operating mission - critical infrastructure. x Market - validated demand: hyperscalers and AI - first cloud players have been seeking sites like ours with campus expansion potential. x Unique entry point for investors to capture the upside of the AI infrastructure wave — where speed, scale, and execution matter most. INVESTOR PRESENTATION November 2025 26

APPENDIX

BLOCKFUSION'S HPC/AI TRANSITION PLAN AND KEY ASSUMPTIONS FOR FINANCIAL FORECASTS

HPC/AI Transition: operational milestones and timeline



Deal closing
Wind-down Tier 1 Operations
Site Prep, Design and Engineering
Lease Agreement
Tier 3 - 85MW Development[1]
25MW
50MW
85MW
T0 = 2026H1
T+5
T+6
T+12
T+16
T+22
T+26
T+33
Months

Key Assumptions in Deriving the Financial Forecasts

Deal closing 2026H1

- 5-year financial forecasts
- Year 1 in the model represents calendar year 2026

$150/kW Leasing rate

- Leasing rate assumed to be equal to prevailing market rate based on Management's knowledge of the market
- Publicly disclosed leases for peers, priced at the same or similar rate

3% lease rate escalator, 2% cost indexation

- Leasing escalator applied to contracted revenues, consistent with market practice for long-term data center agreements
- 2% annual cost indexation to reflect inflationary trends

$10.5mm capex per MW

- Reflects the complete white-space infrastructure build "up to the rack"
- Inclusive of electrical, mechanical, cooling, and network systems

Figures are based on management forecasts and estimates, which are subject to change and may not reflect actual future results; Note 1: Forecasts prepared by Blockfusion management as of October 2025, incorporating numerous assumptions, including as further described on Slide 23. All information subject to the qualifications set forth on Slides 2-4. Actual results may differ. Assumptions include that Blockfusion has access to material amounts of capital, sufficient to satisfy HPC/AI development plan, has entered into at least one long-term lease/offtake agreement, executes expansion opportunities and completes associated permitting requirement such that the Company completes the HPC/AI transition within management estimates of related costs and timelines, yielding the results management anticipates, as further described on Slide 23.

BLOCKFUSION™ INVESTOR PRESENTATION November 2025 28

UNLOCKING GROWTH IN DATA CENTERS: EXECUTIVE ORDER 14318, JULY 23, 2025



Policy Objectives and Strategic Vision

Acceleration of Permitting Processes

The order aims to reduce regulatory delays and expedite permitting for large-scale datacenters and critical infrastructure projects.

Leveraging Federal Lands

Utilizing Brownfield and Superfund sites promotes efficient land use and revitalizes underused federal properties for infrastructure development.

Boosting AI and Manufacturing

The policy supports growth in AI capabilities, digital infrastructure, and advanced manufacturing to enhance national security and economic competitiveness.

Shift in Regulatory Priorities

Revocation of previous diversity, equity, and climate requirements underscores a focus on speed and industrial competitiveness.



Key Provisions and Implementation Mechanisms

Qualifying Project Criteria

Projects must exceed 100 megawatts electric load or $500 million capital expenditure for expedited permitting eligibility.

FAST-41 Permitting Framework

Mandates interagency coordination and strict environmental review timelines to accelerate permitting.

Financial Support Mechanisms

Includes loans, grants, and tax incentives established by the Department of Commerce to support projects.

Federal Land and Site Utilization

Departments identify federal lands and accelerate contaminated site reuse to facilitate development.

BLOCKFUSION™ INVESTOR PRESENTATION November 2025 29

COMPUTE DEMAND IS GROWING TWICE AS FAST AS CHIP EFFICIENCY LEADING TO AN INCREASING AMOUNT OF POWER REQUIRED TO SATISFY THIS DEMAND 2024 2022 2020 2018 2016 2014 2012 2010 10 25 10 23 10 21 10 19 10 17 10 15 COMPUTE DEMAND GROWTH: 4.5x every year CHIP EFFICIENCY GROWTH: 2x every two years (Moore’s law) PaLM AlphaGo Master AlexNet AlphaGo Zero Training compute (FLOP) GPT - 3 GPT - 4 Gemini Ultra Source: Bain & Company Technology Report 2025, Epoch AI INVESTOR PRESENTATION November 2025 30